UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT No. 4

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

Capital Growth Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 2060, Chicago, Illinois 60661

(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A Amendment No. 4 amends the Form 8-K/A filed by Capital Growth Systems, Inc. (the “Company”) on August 19, 2009. This Amendment No. 4 eliminates certain of the previously enumerated pro forma adjustments that may be considered to not be objectively measurable.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The purpose of this Form 8-K/A is to file, as part of the Original 8-K, the Company’s unaudited pro forma condensed consolidated financial statements as of September 30, 2008 and for the nine-month period then ended as well as for the year ended December 31, 2007. The pro forma statements reflect the effects of the acquisition of Vanco Direct by the Company.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Financial statements of Vanco Direct USA, LLC as of December 31, 2007 and 2006 and for the years then ended together with Report of Independent Registered Public Accounting Firm. (1)

Exhibit 99.2	Financial statements of Vanco Direct USA, LLC as of September 30, 2008 and 2007 and for the nine-month periods then ended (unaudited). (1)

Exhibit 99.3	Unaudited pro forma condensed consolidated financial information for the Company and Vanco Direct USA, LLC as of September 30, 2008, for the nine-month period ended September 30, 2008, and for the year ended December 31, 2007.*

References:

*	Filed herewith.
(1)	Incorporated by reference to Form 8-K/A filed with the Commission on February 5, 2008 (SEC File No. 0-30831).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2009

CAPITAL GROWTH SYSTEMS, INC.

By:	/S/ JIM MCDEVITT
Jim McDevitt
Chief Financial Officer

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